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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   ---------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of report (Date of earliest event reported) May 20, 2002
                                                           -------------


                            The J. M. Smucker Company
                        ---------------------------------
               (Exact Name of Registrant as Specified in Charter)



         Ohio                          1-05111                   34-0538550
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(State or Other Jurisdiction         (Commission                (IRS Employer
     of Incorporation)               File Number)            Identification No.)



Strawberry Lane, Orrville, Ohio                                        44667
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(Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including area code    (330) 682-3000
                                                    ----------------



                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS.

         On May 20, 2002, The J. M. Smucker Company, an Ohio corporation ("Smucker"), and The Procter & Gamble Company, an Ohio corporation ("P&G"), issued a joint press release to announce the closing date of the merger (the "Merger") of the Jif peanut butter and Crisco shortening and oils businesses of P&G into Smucker. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

         Smucker shareholders had previously approved the Merger as described in a press release issued by Smucker on April 5, 2002. A copy of the press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 7.  EXHIBITS.

(c)      Exhibits.

Exhibit
Number   Exhibit
------   -------
 99.1    Joint press release, dated May 20, 2002

 99.2    Press release, dated April 5, 2002


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            THE J. M. SMUCKER COMPANY

Date:     May 28, 2002

                                            By:  /s/ Ann Harlan
                                                ---------------------------
                                            Name:  Ann Harlan
                                            Title: General Counsel
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                                  EXHIBIT INDEX

Exhibit
Number     Exhibit
-------    -------
 99.1      Joint press release, dated May 20, 2002

 99.2      Press release, dated April 5, 2002